EARNINGS PRESENTATION Fourth Quarter & Full Year 2018 Aleris Corporation March 8, 2019

Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about the Merger and our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund operations, capital expenditures and debt service obligations, as well as statements regarding trade cases, tariffs and other governmental actions. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our operations and capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (12) variability in general economic or political conditions on a global or regional basis; (13) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (14) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (15) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (17) our ability to access credit or capital markets; (18) the possibility that we may incur additional indebtedness in the future; (19) limitations on operating our business and incurring additional indebtedness as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under our outstanding indebtedness; and (20) risks related to the Merger, including the possibility that the Merger may not be consummated; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non- GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our 2023 Junior Priority Senior Notes and parties to our Term Loan Facility and the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. WEBSITE POSTING We use our investor website (investor.aleris.com) as a channel of distribution of Company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The content of our website is not, however, a part of this presentation. 2

Fourth Quarter & Full Year Overview ▪ Record 4Q18 Adjusted EBITDA of $61M and Full Year 4Q & FY Adjusted EBITDA ($M) 2018 Adjusted EBITDA of $276M ▪ Continued progress on executing strategy in 2018: $276 – Increased commercial shipments from North America $201 automotive assets; began supplying primary automotive $61 OEM under multi-year agreement $37 4Q17 4Q18 2017 2018 – Higher automotive volumes in Europe from strong Adjusted EBITDA per ton ($/t) demand and improved operating performance – Strong building and construction demand and favorable metal environment in North America $299 $316 $251 – Second half aerospace volumes benefitted from the end $201 of destocking and new multi-year contracts; record volumes in Asia Pacific 4Q17 4Q18 2017 2018 Significant year over year improvement in Adjusted EBITDA & Adjusted EBITDA per ton 3

Key Global End Uses 4Q YoY Growth 2018 YoY Growth Aleris Volume Drivers ▪ Global volumes returned to growth as OEM destocking ended Aerospace 21% 14% ▪ Record Asia Pacific volumes ▪ Benefits from multi-year contracts ▪ Increased commercial shipments from North America assets ▪ Began supplying primary automotive OEM under multi-year agreement Automotive 67% 51% ▪ Strong demand, customer vehicle launches, and improved operating performance supported growth in Europe ▪ Demand softening; Europe WLTP impact Heat 0% 2% Exchanger ▪ Completed capacity debottlenecking project 4

Key Regional End Uses 4Q YoY Growth 2018 YoY Growth Aleris Volume Drivers N.A. ▪ Continued favorable demand environment in 4Q Building & 8% 7% ▪ Construction Improved operating performance from continuous cast plants ▪ Customer demand continued to be favorable N.A. (1%) 11% Distribution ▪ Shipments impacted by Automotive ramp-up ▪ Working out of a cyclical downturn in 2018 N.A. 4% (2%) Truck Trailer ▪ Demand continued to recover in 4Q18 ▪ Overall bookings and order activity stable EU Regional ▪ Volumes limited as capacity allocated to Automotive and Commercial (6%) (4%) Aerospace Plate & Sheet ▪ Continuing to optimize portfolio given capacity limitations 5

Adjusted EBITDA Bridges ($M) 4Q18 vs. 4Q17 80 70 ($5) ($6) 60 $23 ($3) $2 50 $13 40 $61 30 $37 20 4Q17 Volume / Mix Price / Commodity Inflation Base Inflation Productivity Currency/ 4Q18 Metal Spreads Translation/ Other 4Q18 YTD vs. 4Q17 YTD 320 ($17) 280 $71 ($25) $16 $0 240 $30 200 $276 160 $201 120 80 4Q17 YTD Volume / Mix Price / Commodity Inflation Base Inflation Productivity Currency/ 4Q18 YTD Metal Spreads Translation/ 6 Other

North America Volume (kT) Segment Adjusted EBITDA ($M) 12% 518 $162 462 17% $96 119 102 $15 $32 2017 2018 4Q17 4Q18 2017 2018 4Q17 4Q18 Adj. EBITDA / ton $209 $313 $151 $266 4Q Adjusted EBITDA Bridge ($M) 4Q18 Performance 50 ▪ Higher automotive volumes as shipments from the first ($4) Lewisport CALP continue to increase 40 ($2) ($6) ▪ $23 B&C and Truck Trailer volumes increased as a result of 30 favorable demand and improved operating performance 20 ▪ $6 Ongoing benefits from improved rolling margins and favorable $32 metal spreads for continuous cast production 10 $15 ▪ Freight and base inflation along with absorption of Lewisport 0 4Q17 Volume / Mix Price / Metal Commodity Base Inflation Productivity 4Q18 start-up costs, which are transitory in nature, negatively Spreads Inflation impacted EBITDA 7

Metal Update $1.50 $0.60 $1.40 $0.55 $1.30 $0.50 $1.20 $0.45 $1.10 $0.40 $1.00 $0.35 $0.90 $0.30 $0.80 $0.25 $0.70 $0.60 $0.20 $0.50 $0.15 Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread 1Platts, Aleris Management Analysis, January 2019 Spreads remained elevated at historical highs throughout 2018 8

Europe Volume (kT) Segment Adjusted EBITDA ($M) 4% 317 330 $128 $129 0% 77 77 $26 $31 2017 2018 4Q17 4Q18 2017 2018 4Q17 4Q18 Adj. EBITDA / ton $402 $390 $345 $399 4Q Adjusted EBITDA Bridge ($M) 4Q18 Performance 35 ▪ Automotive and Aerospace volume growth leading to a stronger $0 ($1) mix; favorable cost absorption resulted from both aerospace 30 $1 $6 ($3) $2 inventory build in advance of expected shipment increases in 1Q19 and an unfavorable impact in 2017 working capital 25 optimization efforts $31 ▪ Cost inflation, primarily in natural gas, electricity, and wages 20 $26 more than offset productivity gains ▪ 15 Positive impact from stronger U.S. dollar 4Q17 Volume / Mix Price / Metal Commodity Base Inflation Productivity Currency/ 4Q18 Spreads Inflation Translation/ Other 9

Asia Pacific Volume (kT) Segment Adjusted EBITDA ($M) 10% 29 $22 27 2% $13 $7 7 8 $4 2017 2018 4Q17 4Q18 2017 2018 4Q17 4Q18 Adj. EBITDA / ton $470 $754 $587 $973 4Q Adjusted EBITDA Bridge ($M) 4Q18 Performance 8 ▪ Aerospace shipments up 55% YoY, continuing to drive mix shift $1 and higher Adjusted EBITDA/ton 6 $1 ▪ $1 Positive net impact of currency changes 4 $7 2 $4 0 4Q17 Volume / Mix Currency/ Other 4Q18 Translation 10

Cash Flow and LTM Working Capital Net Cash Flow ($M) Total LTM Working Capital Days 80 22% 22% 4Q17 4Q18 2018 75 19% 70 Cash Provided by Operating Activities $1 $90 $22 65 78 78 Capital Expenditures (33) (32) (108) 60 71 Other (1) (1) (2) 55 50 Net Cash Before Financing ($32) $56 ($88) 2016 2017 2018 Days % of Sales ▪ Higher LME leading to elevated working capital investment ▪ Higher working capital needs to support automotive ramp-up in North America ▪ Lower Europe working capital due to inventory optimization efforts 11

Capital Structure & Liquidity Overview Capital Expenditures Summary ($M)1 Liquidity Summary ($M) $358 12/31/2018 $8 Cash and Restricted Cash3 $116 $298 $10 Availability under ABL Facility 353 $469 $208 Liquidity $276 $7 $201 Capital Structure ($M) $120 - $1402 12/31/2018 $148 $108 3 $7 Cash and Restricted Cash $116 $29 ABL Facility 254 $88 $32 $74 $72 $53 $1 $7 Term Loan Facility4 1,095 $24 2023 Junior Priority Notes4 400 2015 2016 2017 2018 4Q18 2019E Non-Recourse China Loan Facilities4 158 Other Growth North America ABS Project & Other Upgrades Maintenance Other4,5 10 Net Debt $1,800 1Excludes discontinued operations CapEx of $15M in 2015 2Guidance does not include capitalized interest 3Includes $7M of restricted cash for China Loan Facility payments 6 4Amounts exclude applicable premiums and discounts LTM Adjusted EBITDA $276 5Other excludes $45M of exchangeable notes 6See prior SEC filing for applicable reconciliations to GAAP financial measures 7Excludes Non-Recourse China Loan Facilities Net Debt / LTM Adj. EBITDA 6.5x 8Secured debt includes outstanding ABL Facility balance, Term Loan Facility, and 2023 Junior Priority Notes Note: Certain amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in Net Recourse Debt7 / LTM Adj. EBITDA 6.0x these charts and tables Net Secured Debt8 / LTM Adj. EBITDA 5.9x Capex normalizing; refinancing created significant liquidity improvement; deleveraging continues 12

Outlook ▪ 2019 full year segment income and Adjusted EBITDA expected to be higher than prior year ▪ We expect to generate positive cash flow in 2019 ▪ First quarter 2019 segment income and Adjusted EBITDA expected to be higher sequentially and higher than first quarter of 2018 ▪ Full year Global aerospace volumes are expected to benefit from a return to growth and higher volumes from our new contracts ▪ North America volumes expected to continue to benefit from the mix shift to higher value-added ABS products and stable U.S. housing industry conditions in 2019 ▪ Beginning in 2019, common alloy products made by our North America segment are expected to benefit from recent duties imposed on imported common alloy products 13

APPENDIX 14

4Q & FY Adjusted EBITDA Reconciliation ($M) For the three months ended For the year ended December 31, December 31, 2018 2017 2018 2017 Adjusted EBITDA $ 60.6 $ 36.9 $ 276.0 $ 200.6 Unrealized gains on derivative financial instruments 19.6 4.5 22.7 3.0 Restructuring charges (2.7) (0.8) (4.8) (2.9) Unallocated currency exchange gains (losses) on debt 0.1 0.7 (2.3) (2.5) Stock-based compensation expense (6.4) (9.8) (9.2) (11.3) Start-up costs (6.3) (20.9) (55.0) (73.6) (Unfavorable) favorable metal price lag (2.9) (2.7) 36.3 (6.3) Loss on extinguishment of debt — — (48.9) — Impairment of amounts held in escrow related to the sale of the recycling business — (22.8) — (22.8) Other (6.9) (13.3) (3.5) (18.4) EBITDA $ 55.1 $ (28.2) $ 211.3 $ 65.8 Interest expense, net (38.7) (33.8) (144.7) (124.1) Provision for income taxes (3.7) (15.4) (18.5) (40.4) Depreciation and amortization (35.9) (33.7) (139.7) (115.7) Loss from discontinued operations, net of tax — 3.8 — 3.8 Net loss $ (23.2) $ (107.3) $ (91.6) $ (210.6) 15

4Q & FY Adjusted EBITDA Reconciliation by Segment ($M) For the three months ended For the year ended December 31, December 31, 2018 2017 2018 2017 North America Segment income $ 30.5 $ 12.8 $ 196.0 $ 88.0 Unfavorable (favorable) metal price lag 1.2 2.5 (33.9) 8.5 1 Segment Adjusted EBITDA $ 31.7 $ 15.4 $ 162.1 $ 96.5 Europe Segment income $ 28.8 $ 25.7 $ 129.8 $ 127.4 Unfavorable (favorable) metal price lag 1.9 0.8 (1.0) 0.3 1 Segment Adjusted EBITDA $ 30.7 $ 26.5 $ 128.7 $ 127.7 Asia Pacific Segment income $ 7.6 $ 5.0 $ 23.6 $ 15.0 Favorable metal price lag (0.2) (0.6) (1.4) (2.4) 1 Segment Adjusted EBITDA $ 7.4 $ 4.4 $ 22.2 $ 12.6 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 16

4Q & FY Adjusted EBITDA Per Ton Reconciliation ($M) For the three months ended For the year ended December 31, December 31, 2018 2017 2018 2017 Metric tons of finished product shipped: North America 119.0 101.6 517.5 462.0 Europe 76.9 76.9 330.4 317.3 Asia Pacific 7.6 7.4 29.4 26.9 Intra-entity shipments (0.7) (2.1) (4.7) (6.6) Total metric tons of finished product shipped 202.8 183.8 872.6 799.6 Segment Adjusted EBITDA:1 North America2 $ 31.7 $ 15.4 $ 162.1 $ 96.5 Europe 30.7 26.5 128.7 127.7 Asia Pacific 7.4 4.4 22.2 12.6 Corporate (9.2) (9.4) (37.0) (36.2) Total Adjusted EBITDA $ 60.6 $ 36.9 $ 276.0 $ 200.6 Segment Adjusted EBITDA per metric ton shipped: North America $ 266.0 $ 151.3 $ 313.2 $ 208.8 Europe $ 399.1 $ 344.6 $ 389.7 $ 402.4 Asia Pacific $ 972.5 $ 586.7 $ 753.9 $ 469.7 Aleris Corporation $ 298.8 $ 200.7 $ 316.4 $ 250.8 1See prior slides for a reconciliation to the applicable GAAP financial measures 2Segment Adjusted EBITDA excludes start-up operating expenses and losses incurred during the start-up period. For the three months ended December 31, 2018 and 2017, start-up costs were $3.5 million and $18.5 million, respectively. For the year ended December 31, 2018 and 2017, start-up costs were $45.3 million and $66.6 million, respectively. 17

Metal Hedging Practices Risk Mitigation Strategy Impact ▪ LME and regional premium volatility ▪ Pass through pricing and tolling ✓ Lowers margin volatility ▪ (inventory exposure) Minimize inventory levels ✓ Minimizes earnings impact ▪ Sell 100% of open inventory forward ✓ Risk limited to turn of inventory (“metal lag”) ▪ Forward price sales ▪ Match sales with physical purchases or LME forwards ✓ Locks in rolling margin ▪ Attempt to minimize LT fixed price sales ✓ Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal Price Lag 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Metal price lag impact on gross profit $22 $8 ($5) $16 $10 $27 ($13) ($11) (+) Realized (losses) / gains on metal (19) (12) 4 (19) (1) (1) 17 8 derivatives Favorable / (unfavorable) metal price lag $2 ($5) ($1) ($3) $9 $26 $4 ($3) net of realized derivative gains / losses Adj. EBITDA including metal lag $54 $62 $45 $34 $63 $111 $81 $58 (–) Income / (expense) from metal price lag 2 (5) (1) (3) 9 26 4 (3) Adj. EBITDA as reported $52 $66 $46 $37 $54 $85 $77 $61 Risk management helps minimize commodity price exposure 18